HARRIS INSIGHT FUNDS
One Exchange Place, Boston, Massachusetts 02109
Telephone: (800) 982-8782


     The Harris Insight Funds Trust (the ``Trust'') is an open-end, diversified management investment company that currently offers a selection of eleven investment portfolios. HT Insight Funds, Inc. (the ``Company'') is an open-end, diversified management investment company that currently offers six in vestment portfolios. (The eleven portfolios of the Trust and the six portfolios of the Company are collectively referred to herein as the ``Harris Insight Funds'' or the ``Funds.'') This Prospectus describes one class of shares (the ``Shares'' or the ``Institutional Shares'') of each of the eleven investment portfolios offered by the Trust and one class of shares (the ``Shares'' or the ``Institutional Shares'') of five of the portfolios offered by the Company. The Funds are as follows:

  o Harris Insight Equity Fund (the ``Equity Fund'')

  o Harris Insight Equity Income Fund (the ``Equity Income Fund'')

  o Harris Insight Growth Fund (the ``Growth Fund'')

  o Harris Insight Small-Cap Opportunity Fund (the ``Small-Cap Fund'')

  o Harris Insight Index Fund (the ``Index Fund'')

  o Harris Insight International Fund (the ``International Fund'')

  o Harris Insight Balanced Fund (the ``Balanced Fund'')

  o Harris Insight Convertible Securities Fund (the ``Convertible Securities Fund'')

  o Harris  Insight  Short/Intermediate  Bond  Fund  (the  ``Short  Intermediate
    Fund'')

  o Harris Insight Bond Fund (the ``Bond Fund'')

  o Harris Insight Intermediate Government Bond Fund (the ``Government Fund'')

  o Harris  Insight  Intermediate   Tax-Exempt  Bond  Fund  (the  ``Intermediate
    Tax-Exempt Fund'')

  o Harris Insight Tax-Exempt Bond Fund (the ``Tax-Exempt Fund'')

  o Harris Insight Government Money Market Fund (the ``Government Money Fund'')

  o Harris Insight Money Market Fund (the ``Money Fund'')

  o Harris Insight Tax-Exempt Money Market Fund (the ``Tax-Exempt Money Fund'')

     Harris Trust & Savings Bank is the Investment Adviser to the Funds and Harris Investment Management, Inc., a subsidiary of Harris Bankcorp, Inc., acts as the Portfolio Management Agent for each of the Funds, except the Tax-Exempt Money Fund. Shares of each Fund are offered by Funds Distributor, Inc ., the distributor for the Trust and the Company.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. Please read and retain it for future reference. A Statement of Additional Information dated February 21, 1996, containing more detailed information about the Funds has been filed w ith the Securities and Exchange Commission and (together with any supplements thereto) is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained without charge by writing or calling the Harris Insight Funds at the address and telephone number printed above.


     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, HARRIS TRUST & SAVINGS BANK, OR ANY OF ITS AFFILIATES, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INV OLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


     SHARES OF THE GOVERNMENT MONEY FUND, THE MONEY FUND AND THE TAX-EXEMPT MONEY FUND (COLLECTIVELY, THE ``MONEY MARKET FUNDS'') ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. ALTHOUGH EACH MONEY MARKET FUND IS ACTIVELY MANAGED TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.
                                  ____________

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE ``COMMISSION'') OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTR ARY IS A CRIMINAL OFFENSE.



February 21, 1996

TABLE OF CONTENTS



                                                                        PAGE
Expense Table                                                             3
Highlights                                                                6
Financial Highlights                                                      8
Investment Objectives and Policies                                        9
  Equity Fund                                                             9
  Equity Income Fund                                                      9
  Growth Fund                                                             9
  Small-Cap Fund                                                         10
  Index Fund                                                             10
  International Fund                                                     10
  Balanced Fund                                                          11
  Convertible Securities Fund                                            11
  Short/Intermediate Fund                                                12
  Bond Fund                                                              13
  Government Fund                                                        13
  Intermediate Tax-Exempt Fund                                           14
  Tax-Exempt Fund                                                        14
  The Money Market Funds                                                 14
  Government Money Fund                                                  15
  Money Fund                                                             15
  Tax-Exempt Money Fund                                                  15
  All Funds; All Equity and Fixed Income Funds                           16
Investment Strategies                                                    17
Investment Limitations                                                   28
Management                                                               28
Determination of Net Asset Value                                         32
Purchase of Shares                                                       32
Redemption of Shares                                                     33
Exchange Privilege                                                       34
Dividends and Distributions                                              35
Federal Income Taxes                                                     35
Account Services                                                         37
Organization and Capital Stock                                           37
Reports to Shareholders                                                  38
Calculation of Yield and Total Return                                    38


     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Statement of Additional Information and/or in the Funds' official sales literature in connection with the offering of the Funds' shares and, if given or made, su ch other information or representations must not be relied upon as having been authorized by the Company, the Trust or the Distributor. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

EXPENSE TABLE

     Expenses and fees payable by shareholders are summarized in this table and expressed as a percentage of average net assets.

     The following table sets forth certain information  concerning  shareholder
transaction   expenses  and  projected   annual  fund  operating   expenses  for
Institutional Shares of the Funds during the current fiscal year.


                                                                             EQUITY                              INTER-
                                                                     EQUITY  INCOME   GROWTH  SMALL-CAP  INDEX  NATIONAL BALANCED
                                                                      FUND    FUND     FUND     FUND     FUND    FUND      FUND
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases                               None    None     None     None     None    None      None

ANNUAL FUND OPERATING EXPENSES*:
 (as a percentage of average net assets)
 Advisory Fees                                                        0.70%   0.70%    0.90%    1.00%    0.25%   1.05%     0.60%
 Rule 12b-1 Fees                                                      None    None     None     None     None    None      None
 Other Expense+                                                       0.26%   0.23%    0.20%    0.20%    0.20%   0.27%     0.28%
 Total Fund Operating Expenses                                        0.96%   0.93%    1.10%    1.20%    0.45%   1.32%     0.88%


* Customers of a financial institution, such as Harris Trust & Savings Bank, may also be charged certain fees and expenses by their institution. These fees may vary depending on the capacity in which the institution provides fiduciary and investment services to the particular client (e.g., trust, e state settlement, advisory and custodian services).

+ With respect to each Fund,  other than the Equity Fund,  the amount of ``Other
  Expenses'' in the table above is based on estimated expenses and projected assets for the current fiscal year. With respect to the Equity Fund, the amount of ``Other Expenses'' is based on amounts incurred during the mo st recent fiscal year.


                                                    CONVERTIBLE      SHORT/                        INTERMEDIATE
                                                     SECURITIES   INTERMEDIATE   BOND   GOVERNMENT  TAX-EXEMPT   TAX-EXEMPT
                                                       FUND           FUND       FUND      FUND       FUND          FUND
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases              None           None       None      None        None         None

ANNUAL FUND OPERATING EXPENSES*:
 (as a percentage of average net assets)
 Advisory Fees                                         0.70%         0.34%+     0.40%+    0.30%+      0.60%        0.60%
 Rule 12b-1 Fees                                       None           None       None      None        None         None
 Other Expenses++                                      0.22%         0.26%      0.20%     0.20%       0.20%        0.20%
 Total Fund Operating Expenses                         0.92%         0.60%+     0.60%+    0.50%+      0.80%        0.80%


* Customers of a financial institution, such as Harris Trust & Savings Bank, may also be charged certain fees and expenses by their institution. These fees may vary depending on the capacity in which the institution provides fiduciary and investment services to the particular client (e.g., trust, e state settlement, advisory and custodian services).

+ Reflects advisory fees after waivers.

++With respect to each Fund, other than the Short/Intermediate  Fund, the amount of ``Other Expenses'' in the table above is based on estimated expenses and projected assets for the current fiscal year. With respect to the Short/Intermediate Fund, the amount of ``Other Expenses'' is based on amou nts incurred during the most recent fiscal year.

  Without waivers, the ratio of total fund operating expenses to average net assets would be 0.96% with respect to the Short/Intermediate Fund and 0.85% with respect to the Bond Fund, Government Fund, Intermediate Tax-Exempt Fund and Tax-Exempt Fund. The investment adviser has voluntarily agreed to waive a portion of its advisory fees with respect to the Short/Intermediate Fund, the Bond Fund, the Government Fund, the Intermediate Tax-Exempt Fund and the Tax-Exempt Fund and will not increase its advisory fee without prior approval of the Company's Board of Directors and 30 days' prior notice to shareholders. Without waivers, the advisory fee for the Short/Intermediate Fund would be 0.70% of the Fund's average net assets. Without waivers, the advisory fee for each of the Bond and Government Funds would be 0.65% of each Fund's average net assets.

                                                       GOVERNMENT    MONEY   TAX-EXEMPT
                                                       MONEY FUND    FUND    MONEY FUND
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases                  None       None       None

ANNUAL FUND OPERATING EXPENSES*:
 (as a percentage of average net assets after
 voluntary fee waivers)
 Advisory Fees                                           0.11%      0.11%      0.11%
 Other Expenses                                          0.20%      0.18%      0.18%
 Total Fund Operating Expenses                           0.31%      0.29%      0.29%


* Reflects expenses after waivers of certain fees and other expenses based on net expenses incurred during the most recent fiscal year. Without any fee and expense waivers, total operating expenses for the fiscal year ended December 31, 1995 and the period ended December 31, 1994 would have been 0. 32% and 0.31% (annualized) for the Government Money Fund, 0.30% and 0.30% (annualized) for the Money Fund and 0.29% and 0.30% (annualized) for the Tax-Exempt Money Fund. Customers of a financial institution, such as Harris Trust, may also be charged certain fees and expenses by their institution. T hese fees may vary depending on the capacity in which the institution provides fiduciary and investment services to the particular client (e.g., trust, estate settlement, advisory and custodian services).

EXAMPLE

You would pay the following expenses on a $1,000 investment in Institutional Shares, assuming (1) a hypothetical 5% gross annual return and (2) redemption at the end of each time period:


                                       EQUITY                             INTER-
                               EQUITY  INCOME  GROWTH  SMALL-CAP  INDEX  NATIONAL  BALANCED
                                FUND   FUND     FUND     FUND     FUND    FUND      FUND
1 year                          $10     $9      $11      $12      $5      $13        $9
3 years                          31     30       35       38      14       42        28
5 years                          53    N/A      N/A      N/A      N/A     N/A       N/A
10 years                        118    N/A      N/A      N/A      N/A     N/A       N/A


                              CONVERTIBLE      SHORT/                        INTERMEDIATE
                               SECURITIES   INTERMEDIATE   BOND   GOVERNMENT  TAX-EXEMPT   TAX-EXEMPT
                                 FUND           FUND       FUND      FUND       FUND          FUND
1 year                           $9             $6          $6       $5         $8            $8
3 years                          29             19          19       16         26            26
5 years                          N/A            33         N/A       N/A        N/A           N/A
10 years                         N/A            75         N/A       N/A        N/A           N/A


                              GOVERNMENT    MONEY   TAX-EXEMPT
                              MONEY FUND    FUND    MONEY FUND
1 year                           $3          $3        $3
3 years                          10           9         9
5 years                          17          16        16
10 years                         39          37        37



THIS  EXAMPLE  SHOULD  NOT BE  CONSIDERED  A  REPRESENTATION  OF PAST OR  FUTURE
EXPENSES OR PERFORMANCE WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

The purpose of the expense table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. For more information concerning the various costs and expenses, see
``Management.''

                                       5


HIGHLIGHTS

The following sixteen investment portfolios are described in this Prospectus:

EQUITY FUND -- seeks to provide capital appreciation and current income by investing primarily in common stocks.

EQUITY INCOME FUND -- seeks to provide current income and, secondarily, capital appreciation by investing primarily in common stocks and convertible securities.

GROWTH FUND -- seeks to provide capital appreciation and, secondarily, current income by investing primarily in common stocks and convertible securities of companies with above-average growth potential.

SMALL-CAP FUND -- seeks to provide long term capital growth by investing primarily in equity securities of smaller to medium capitalization companies.

INDEX FUND -- seeks to provide  the return and risk  characteristics  of the S&P
500 Index, by investing primarily in securities of companies that comprise that index.

INTERNATIONAL FUND -- seeks to provide international diversification and capital appreciation by investing primarily in common stocks of foreign companies.
Current income is a secondary objective.

BALANCED FUND -- seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities.

CONVERTIBLE SECURITIES FUND -- seeks to provide capital appreciation and current income by investing primarily in securities such as bonds, debentures, notes, preferred stocks or warrants that are convertible into common stocks.


SHORT/INTERMEDIATE  FUND --  seeks to  provide  a high  level  of total  return, including a  competitive  level of current  income,  by  investing  primarily in
investment  grade  debt  securities  with  a  short/intermediate   term  average
maturity.


BOND FUND -- seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities of varying maturities.

GOVERNMENT FUND -- seeks to provide a high level of current income, consistent with preservation of capital, by investing primarily in Government Securities
(as defined below in ``Investment Strategies'') having an intermediate term average maturity.

INTERMEDIATE TAX-EXEMPT FUND -- seeks to provide a high level of current income that is exempt from federal income tax by investing, under normal market conditions, at least 80% of its assets in municipal obligations with an intermediate term average maturity.

TAX-EXEMPT FUND -- seeks to provide a high level of current income that is exempt from federal income tax by investing, under normal market conditions, at least 80% of its assets in municipal obligations of varying maturities.

GOVERNMENT MONEY FUND -- (money market fund) -- seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity, by investing in short-term
Government Securities and certain repurchase agreements.

MONEY FUND -- (money market fund) -- seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity, by investing in a broad range of short-term money market instruments.

TAX-EXEMPT MONEY FUND -- (money market fund) -- seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity, by investing primarily in high-quality, short-term municipal obligations.

                                       6


WHO MANAGES EACH FUND'S INVESTMENTS?


     Harris  Trust  &  Savings  Bank  (``Harris   Trust''  or  the  ``Investment
Adviser'') is the  investment  adviser for each Fund.  Harris Trust has provided investment  management  service to  clients  for over 100  years.  Harris  Trust
provides   investment   services  for  pension,   profit-sharing   and  personal
portfolios. As of June 30, 1995, assets under management total approximately $23 billion. See page 28.


     Harris Investment  Management,  Inc. (``HIM'' or the ``Portfolio Management
Agent'') provides daily portfolio management services for the Funds, other than the Tax-Exempt Money Fund. HIM and its predecessors have managed client assets for over 100 years. HIM has a staff of 96, including 64 profession als, providing investment expertise to the management of the Harris Insight Funds and for pension, profit-sharing and institutional portfolios. As of June 30, 1995, assets under management are estimated to exceed $13 billion. See page 28.


     Harris Trust and HIM are subsidiaries of Harris Bankcorp., Inc.


WHAT ADVANTAGES DO THE FUNDS OFFER?

     The Funds are designed for individual and institutional investors. A single investment in shares of the Funds gives the investor benefits customarily available only to large investors, such as diversification of investment, greater liquidity and professional management, block purchases of securitie s, and relief from bookkeeping, safekeeping of securities and other administrative details.

WHEN ARE DIVIDENDS PAID?


     Dividends from each of the Money Market Funds are declared daily and paid monthly. Dividends from the Short/Intermediate Fund, the Bond Fund, the Government Fund, the Intermediate Tax-Exempt Fund and the Tax-Exempt Fund are declared daily and paid monthly. Dividends from the Convertible Securities Fund, the Equity Fund, the Equity Income Fund, the Growth Fund, the Index Fund and the
Balanced Fund are declared and paid quarterly. Dividends from the Small-Cap Fund and the International Fund are declared and paid semi-annually. Any net capital gains will be declared and paid annually. See page 35.


HOW ARE SHARES REDEEMED?


     Shares may be redeemed at their next determined net asset value after receipt of a proper request by the Registered Representative servicing your account, the Distributor, or through any Service Agent. See page 33.


WHAT RISKS ARE ASSOCIATED WITH THE FUNDS?

     Each Fund's performance will change daily based on many factors,  including
the  quality  of  the  Fund's  investments,   U.S.  and  international  economic
conditions,  general market conditions and international exchange rates. Certain of the Funds invest in  securities  of foreign  issuers that involve  risks n ot typically associated with U.S. issuers. There is no assurance that any Fund will achieve its investment objective. See ``Investment Strategies.''


                                       7



FINANCIAL HIGHLIGHTS

     This table shows the total return on one Institutional Share for each period illustrated.


     The  following   financial   highlights  are  derived  from  the  financial
statements of the Company for the year ended  December 31, 1995 audited by Price
Waterhouse LLP,  independent  accountants.  This  information  should be read in conjunction  with the financial  statements  and notes thereto which are incorpo rated by reference in this Prospectus.  Institutional Shares of the Money Market
Funds were formerly known as Class C Shares.  Institutional  Shares of the other
Funds were not previously offered.


                                          GOVERNMENT MONEY FUND     MONEY FUND          TAX-EXEMPT MONEY FUND
                                          INSTITUTIONAL SHARES   INSTITUTIONAL SHARES   INSTITUTIONAL SHARES
                                           YEAR                    YEAR                  YEAR
                                           ENDED     5/16/94* TO   ENDED   1/5/94* TO    ENDED     1/5/94* TO
                                          12/31/95    12/31/94    12/31/95  12/31/94    12/31/95    12/31/94
Net Asset Value, Beginning of
 Period                                   $ 1.00      $ 1.00       $ 1.00    $ 1.00      $ 1.00      $ 1.00
Income From Investment
 Operations:
  Net Investment Income                      .056       .028         .057      .039        .035        .025
   Total from Investment
    Operations                               .056       .028         .057      .039        .035        .025
Less Distributions:
  Net Investment Income                     (.056)     (.028)       (.057)    (.039)      (.035)      (.025)
   Total Distributions                      (.056)     (.028)       (.057)    (.039)      (.035)      (.025)
Net Asset Value, End of
 Period                                    $ 1.00     $ 1.00       $ 1.00    $ 1.00      $ 1.00      $ 1.00
Total Return(3)                              5.79%      2.82%        5.86%     4.08%       3.60%       2.56%
Ratios/Supplemental Data:
  Net Assets, End of Period $(000)         18,367      9,617       98,837   31,990      212,146     237,100
  Ratio of Expenses to
   Average Net Assets(1)                     0.31%      0.29%(2)     0.29%    0.29%(2)     0.29%       0.28%(2)
  Ratio of Net Investment
   Income to Average Net
   Assets                                    5.62%      4.52%(2)     5.69%    4.79%(2)     3.52%       2.99%(2)


*   Date commenced operations.

(1) Without the voluntary waiver of fees, the expense ratios for the year ended December 31, 1995 and for the period ended December 31, 1994 would have been 0.32% and 0.31% (annualized) for Government Money Fund, 0.30% and 0.30% (annualized) for Money Fund and 0.29% and 0.30% (annualized) for Tax-E xempt Money Fund, respectively.

(2) Annualized.

(3) Total returns for periods of less than one year are not annualized.

INVESTMENT OBJECTIVES AND POLICIES


     Set forth below are the investment objectives and policies of each of the Funds. Listed on page 16 following the specific description of each Fund are those investments that may be made by (i) all of the Funds, or (ii) all of the equity Funds (i.e., Equity, Equity Income, Growth, Small-Cap, Index, International and Balanced Funds) and fixed income Funds (i.e., Convertible Securities, Short/Intermediate, Bond, Government, Intermediate Tax-Exempt and Tax-Exempt Funds). Each Fund may also invest in securities described in "Investment Strategies" below and the Statement of Additional Information.

EQUITY FUND

     The Equity Fund seeks to provide capital appreciation and current income.

     The Equity Fund seeks to provide investors with capital appreciation and current income. The Fund seeks to attain its investment objective by investing, under normal market conditions, at least 65% of its total assets in common stocks of larger capitalization companies (i.e. companies with market capitalizations in excess of $500 million). The Fund's portfolio is generally comprised of approximately 50 different issues. Risk is managed by diversification of investments.

     The Fund's investment process considers valuation and improving fundamentals. The Fund's investments are expected to encompass all major sectors of the market resulting in a diversified portfolio. The Fund's Portfolio Management Agent believes that an investment process which combines carefully monitored risk control with an emphasis on value and fundamental research is suited for long-term equity investing.

EQUITY INCOME FUND

     The Equity Income Fund seeks to provide current income and, secondarily, capital appreciation.

     The Equity Income Fund seeks to provide current income and secondarily, capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in common stocks and convertible securities that the Fund's Portfolio Management Agent believes offer good value, an attractive yield and dividend growth potential.

     The Fund is managed with a disciplined investment process which seeks to maintain a diversified portfolio of high quality equity securities. The Fund generally emphasizes securities with higher than average dividend yields and/or stronger than average growth characteristics. The result of this investment process is a diversified portfolio which the Fund's Portfolio Management Agent believes provides attractive long-term growth potential while striving to maintain an attractive current yield.

GROWTH FUND

     The Growth Fund seeks to provide capital appreciation and, secondarily, current income.

     The Growth Fund seeks to provide capital appreciation and, secondarily, current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, primarily in common stocks and convertible securities of companies that the Fund's Portfolio Management Agent believes offer above-average growth potential. The Fund's investment management discipline emphasizes growth in sales, earnings and asset values.

SMALL-CAP FUND

     The Small-Cap Fund seeks to provide long-term capital appreciation.

     The Small-Cap Fund seeks to provide long term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of the value of its total assets in equity securities of smaller to medium capitalization companies (i.e. companies with market capitalizations between $100 million and $2.5 billion).

     The investment management discipline of the Fund searches for companies offering above-average earnings, sales, and asset value growth.


INDEX FUND

     The Index Fund seeks to provide the return and risk characteristics of the S&P 500 Index.

     The Index Fund seeks to provide the return and risk characteristics of the Standard & Poor's 500 Index (the "S&P 500 Index" or the "Index"), an index which emphasizes large capitalization companies. As of December 31, 1994, the Index represented approximately 76% of the market capitalization of publicly owned stocks in the United States. The Fund seeks to achieve its investment objective by investing, under normal market conditions, primarily in securities of companies that comprise the S&P 500 Index.


     The Fund is managed through the use of a "quantitative" or "indexing" investment discipline, which attempts to duplicate the investment composition and performance of the Index through statistical procedures. As a result, the Portfolio Management Agent does not employ traditional methods of fund investment management, such as selecting securities on the basis of economic, financial and market analysis. The Fund seeks quarterly performance within a .95 correlation to the Index. On at least a monthly basis, the Portfolio Management Agent compares the correlation of the Fund's performance to that of the Index. In the event the Fund's performance for the preceding three month period is not within a .95 correlation to the performance of the Index, the Portfolio Management Agent may adjust the Fund's holdings in issues included in the Index to seek a closer performance correlation. The Fund seeks to match closely the weight of each security in the portfolio approximating its weight in the S&P 500 Index. Although the Fund may not hold all 500 issues included in the Index, it will generally hold at least 90% of such issues. In addition, the Fund may maintain positions in S&P 500 Stock Index futures contracts in an effort to ensure adequate liquidity and to reduce transaction costs.


     Standard & Poor's Corporation ("S&P") makes no representation or warranty, expressed or implied, to the purchasers of the Index Fund or any member of the public regarding the advisability of investing in either the Index Fund or the ability of the S&P 500 Index to track general stock market performance. The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P does not guarantee the accuracy and/or completeness of its index or any data included therein. Furthermore, S&P makes no warranty, express or implied, as to the results to be obtained by the Index Fund, owners of the Fund, any person or any entity from the use of the index sponsored by S&P or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to its index or any data included therein.

INTERNATIONAL FUND


     The International Fund seeks to provide international diversification and capital appreciation. Current income is a secondary objective.

     The International Fund seeks to provide international diversification and capital appreciation. Current income is a secondary objective. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of the value of its total assets in securities of foreign issuers (i.e., issuers organized outside the United States or whose principal trading market is outside the United States) and such issuers will be located in at least three countries other than the United States. The Fund seeks to manage risk through the diversification of its investments.

     The International Fund also may invest in exchange rate-related securities, securities convertible into or exchangeable for foreign equity securities, and custodial receipts for U.S. Treasury securities. In addition, the Fund may engage in the purchase and sale of foreign currency for hedging purposes.

BALANCED FUND

     The Balanced Fund seeks to provide current income and capital appreciation through a balanced portfolio of fixed income and equity securities.

     The Balanced Fund seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities. The Fund seeks to achieve its investment objective by utilizing an active asset allocation approach. Under normal market conditions, equity securities are expected to comprise between 40% and 65% of the Fund's total assets and fixed income securities are expected to comprise at least 25% of the Fund's total assets.

CONVERTIBLE SECURITIES FUND

     The Convertible Securities Fund seeks to provide capital appreciation and current income.


     The Convertible Securities Fund seeks to provide capital appreciation and current income. The Fund intends, under normal market conditions, to invest at least 65% of the value of its total assets in convertible securities, that is, securities including bonds, debentures, notes or preferred stock that are convertible into common stock, or warrants that provide the owner the right to purchase shares of common stock at a specified price. The Fund may also invest in equity securities of U.S. corporations. The Fund seeks to diversify among issuers in a manner that will enable the Fund to minimize the volatility of the Fund's net asset value in erratic or declining markets.


     Under normal market conditions, the Convertible Securities Fund will invest without limitation in convertible securities of U.S. corporations and in Eurodollar securities convertible into common stocks of U.S. corporations that are rated "B" or better by S&P or "B" ("b" in the case of preferred stocks) or better by Moody's Investors Service, Inc. ("Moody's") at the time of purchase, or, if not rated, considered by the Portfolio Management Agent to be of comparable quality, except that investment in securities rated "B\-" by S&P or Moody's will be limited to 15% of its total assets. Up to 5% of the Convertible Securities Fund's total assets may be invested in convertible securities that are rated "CCC" by S&P or "Caa" by Moody's at the time of purchase. Securities that are rated "BB" or below by S&P or "Ba" or below by Moody's are "high yield securities", commonly known as junk bonds. By their nature, convertible securities may be more volatile in price than higher rated debt obligations.


     The Convertible Securities Fund may also invest up to 35% of its total assets in "synthetic convertibles" created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire equity securities. In addition, the Convertible Securities Fund may invest: up to 15% of its net assets in convertible securities offered in "private placements" and other illiquid securities; up to 15% of its total assets in common stocks; and up to 5% of its net assets in warrants. The Convertible Securities Fund may purchase and sell index and interest rate futures contracts and covered put and call options on securities and on indices.


     In periods of unusual market conditions, when the Portfolio Management Agent believes that convertible securities would not best serve the Fund's objectives, the Convertible Securities Fund may for defensive purposes invest part or all of its total assets in: (a) Government Securities; (b) non-convertible debt obligations of domestic corporations, including bonds, debentures, notes or preferred stock rated "BBB" or better by S&P or "Baa" or better by Moody's at the time of purchase, which ordinarily are less volatile in price than convertible securities and serve to increase diversification of risk; and (c) short-term money market instruments, including U.S. Government, bank and commercial obligations with remaining maturities of thirteen months or less. During such periods, the Convertible Securities Fund will continue to seek current income but will put less emphasis on capital appreciation.


     RISK FACTORS AND OTHER CONSIDERATIONS RELATING TO LOW-RATED AND COMPARABLE UNRATED SECURITIES. Low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.


     The market values of low-rated and comparable unrated securities are less sensitive to interest rate changes but more sensitive to economic changes or individual corporate developments than higher-rated securities; they present a higher degree of credit risk and their yields will fluctuate over time. During economic downturns or sustained periods of rising interest rates, the ability of highly leveraged issuers to service debt obligations may be impaired.

     The existence of limited or no established trading markets for low-rated and comparable unrated securities may result in thin trading of such securities and diminish the Convertible Securities Fund's ability to dispose of such securities or to obtain accurate market quotations for valuing such securities and calculating net asset value. The responsibility of the Trust's Board of Trustees to value such securities becomes greater and judgment plays a greater role in valuation because there is less reliable objective data available. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of low-rated and comparable unrated securities bonds, especially in a thinly traded market.

     A major economic recession would likely disrupt the market for such securities, adversely affect their value and the ability of issuers to repay principal and pay interest, and result in a higher incidence of defaults.

     The ratings of Moody's and S&P represent the opinions of those organizations as to the quality of securities. Such ratings are relative and subjective, not absolute standards of quality and do not evaluate the market risk of the securities. Although the Convertible Securities Fund's Portfolio Management Agent uses these ratings as a criterion for the selection of securities for the Convertible Securities Fund, it also relies on its independent analysis to evaluate potential investments for the Convertible Securities Fund. The Convertible Securities Fund's achievement of its investment objective may be more dependent on the Portfolio Management Agent's credit analysis of low-rated and unrated securities than would be the case for a portfolio of high-rated securities.


SHORT/INTERMEDIATE FUND

     The Short/Intermediate Fund seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities with a short/intermediate term average maturity.

     The Short/Intermediate Fund, formerly known as Harris Insight Managed Fixed Income Fund, seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities with a short/intermediate term average maturity. The Fund intends, under normal market conditions, to invest at least 65% of the value of its total assets in bonds. For purposes of this 65% limitation, the term "bond" shall include debt obligations such as bonds and debentures, Government Securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-related securities (including those issued or collateralized by U.S. Government agencies and inverse floating rate mortgage-backed securities), other floating/variable rate obligations, municipal obligations and zero coupon securities. The Fund seeks to achieve its objective by utilizing a number of investment disciplines, including the assessment of yield advantages among different classes of bonds and among different maturities, the independent review by the Fund's Portfolio Management Agent of the credit quality of individual issues, and the analysis by the Fund's Portfolio Management Agent of economic and market conditions affecting the fixed income markets. The Short/Intermediate Fund may invest in a broad range of fixed income obligations. The Fund may invest in fixed and variable rate bonds, debentures, Government Securities, and Government Stripped Mortgage-Backed Securities. The Fund also may invest in U.S. Treasury or agency securities placed into irrevocable trusts and evidenced by a trust receipt.

     The Fund's dollar-weighted average portfolio maturity (or average life with respect to mortgage-related and asset-backed securities), under normal market conditions, will be between two and five years. The Fund may also hold short-term U.S. Government Obligations, "high-quality" money market instruments (i.e., those within the two highest rating categories or, if unrated, determined by the Portfolio Management Agent to be comparable in quality to instruments so rated) and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Portfolio Management Agent's opinion, existing circumstances warrant.


BOND FUND

The Bond Fund seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities of varying maturities.

     The Bond Fund seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities of varying maturities. The Fund seeks to achieve its objective by utilizing a highly-disciplined, quantitatively-based process to identify fixed income securities which the Fund's Portfolio Management Agent believes are undervalued and are positioned to offer the best relative value to enable the Fund to benefit from anticipated changes in interest rates. Under normal market conditions, at least 65% of the Bond Fund's total assets will be invested in bonds. For purposes of this 65% limitation, the term "bond" shall include debt obligations such as bonds and debentures, Government Securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-related securities (including those issued or collateralized by U.S. Government agencies and inverse floating rate mortgage-backed securities), other floating/variable rate obligations, municipal obligations and zero coupon securities.

GOVERNMENT FUND

     The Government Fund seeks to provide a high level of current income, consistent with preservation of capital.

     The Government Fund seeks to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in Government Securities, including mortgage-backed securities, having an intermediate term average maturity. Under normal market conditions, at least 65% of the Fund's total assets will be invested in Government Securities and in repurchase agreements collateralized by Government Securities. The average portfolio maturity (or average life with respect to mortgage-related securities) generally will be between three and ten years.

     In addition, the Fund may also invest in asset-backed securities collateralized by the U.S. Treasury and certain U.S. Government agencies. It may also hold foreign debt securities guaranteed by the U.S. Government, its agencies or instrumentalities (with respect to 10% of its total assets). Further, the Government Fund may invest in covered put and call options on securities and on indices.

INTERMEDIATE TAX-EXEMPT FUND

     The Intermediate Tax-Exempt Fund seeks a high level of current income that is exempt from federal income tax.


     The Intermediate Tax-Exempt Fund seeks to provide a high level of current income that is exempt from federal income tax. As a matter of fundamental policy, the Fund seeks to achieve its investment objective by investing at least 80% of its assets, under normal market conditions, in a broad range of municipal bonds and other obligations issued by state and local governments to finance their operations or special projects. These securities, which are of varying maturities, make interest payments that are exempt from federal income tax. The Fund's dollar-weighted average portfolio maturity, under normal market conditions, will be between three and ten years.


     The Fund's selection of individual securities is based on a number of factors, including anticipated changes in interest rates, the assessment of the yield advantages of different classes of bonds, and an independent analysis of credit quality of individual issues by the Fund's Portfolio Management Agent or the Investment Adviser.

     The Intermediate Tax-Exempt Fund may also invest in letters of credit and U.S. Government Obligations. In addition, the Fund may purchase and sell covered put and call options on securities and on indices.

TAX-EXEMPT FUND

     The Tax-Exempt Fund seeks to provide a high level of current income that is exempt from federal income tax.

     The Tax-Exempt Fund seeks to provide a high level of current income that is exempt from federal income tax. The Fund seeks to achieve its objective by anticipating changes in interest rates, analyzing yield differentials for different types of bonds, and analyzing credit for specific issues and municipalities. As a matter of fundamental policy, the Fund seeks to achieve its investment objective by investing at least 80% of its assets, under normal market conditions, in a broad range of municipal bonds and other obligations issued by state and local governments to finance their operations or special projects. These securities make interest payments that are exempt from federal income tax.

     The Tax-Exempt Fund may also invest in letters of credit and U.S. Government Obligations. Further, the Fund may purchase and sell covered put and call options on securities and on indices.

THE MONEY MARKET FUNDS

     The investment objective of each of the Money Market Funds is to provide investors with as high a level of current income (which, in the case of the Tax-Exempt Money Fund, is exempt from federal income taxes) as is consistent with its investment policies and with preservation of capital and liquidity. Current income provided by the securities in which the Money Market Funds invest is not likely to be as high as that provided by securities with longer maturities or lower quality, which may involve greater risk and price volatility. Each Money Market Fund will invest in U.S. dollar-denominated securities with maturities of thirteen months or less. The Money Fund will not purchase a security (other than Government Securities) unless the security is rated by at least two nationally recognized rating agencies (such as S&P or Moody's) within the two highest ratings assigned to short-term debt securities (or, if not rated or rated only by one rating agency, is determined to be of comparable quality), and not more than 5% of the total assets of the Fund would be invested in securities bearing the second highest rating. The Tax-Exempt Money Fund will not purchase a security (other than a Government Security) unless the security is rated by at least two such rating agencies within the two highest ratings assigned to short-term debt securities (or, if not rated or rated by only one rating agency, is determined to be of comparable quality). Determinations of comparable quality shall be made in accordance with procedures established by the Company's Board of Directors. Each Money Market Fund will maintain a dollar-weighted average maturity of 90 days or less in an effort to maintain a net asset value per share of $1.00. There is no assurance that the net asset value per share of the Money Market Funds will be maintained at $1.00.

GOVERNMENT MONEY FUND

     The Government Money Fund invests in obligations issued or guaranteed by the U.S Government, its agencies, instrumentalities or sponsored enterprises, and that have remaining maturities of thirteen months or less.

     The Government Money Fund, formerly known as Harris Insight Government Assets Fund, invests exclusively in Government Securities that have remaining maturities not exceeding thirteen months and certain repurchase agreements described below.

     The Government Money Fund invests in obligations of U.S. Government agencies and instrumentalities only when the Portfolio Management Agent is satisfied that the credit risk with respect to the issuer is minimal.

MONEY FUND

     The Money Fund invests in short-term money market instruments, including U.S. Government, bank and commercial obligations with remaining maturities of thirteen months or less.

     The Money Fund, formerly known as Harris Insight Cash Management Fund, invests in a broad range of short-term money market instruments that have remaining maturities not exceeding thirteen months, including Government Securities and bank and commercial obligations.

     The commercial paper purchased by the Money Fund will consist of U.S. dollar-denominated direct obligations of domestic and foreign corporate issuers, including bank holding companies.

     The Money Fund may also invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies, and convertible and non-convertible debt securities of domestic corporations and of foreign corporations and governments that are denominated, and pay interest, in U.S. dollars. In addition, the Money Fund may invest in tax-exempt municipal obligations in which the Tax-Exempt Money Fund may invest, described below, when the yields on such obligations are higher than the yields on taxable investments. All securities acquired by the Fund will have remaining maturities of thirteen months or less and will be subject to the applicable quality requirements described above.

TAX-EXEMPT MONEY FUND

     The Tax-Exempt Money Fund invests in debt instruments issued by or for states, cities, municipalities and other public authorities and that provide interest income exempt from federal income tax.

     The Tax-Exempt Money Fund, formerly known as Harris Insight Tax-Free Money Market Fund, invests primarily in high-quality municipal obligations that have remaining maturities not exceeding thirteen months and meet the applicable quality requirements described above. Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. Except for temporary investments in taxable obligations described below, the Tax-Exempt Money Fund will invest only in municipal obligations that are exempt from federal income taxes in the opinion of bond counsel. Such obligations include municipal bonds, municipal notes and municipal commercial paper.

     From time to time, the Tax-Exempt Money Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one of these obligations would also affect the other obligations, for example, municipal obligations the interest on which is paid from revenues of similar type projects or municipal obligations whose issuers are located in the same state.

     Under ordinary market conditions, the Tax-Exempt Money Fund will maintain as a fundamental policy at least 80% of the value of its total assets in obligations that are exempt from federal income tax and not subject to the alternative minimum tax. The Tax-Exempt Money Fund may, pending the investment of proceeds of sales of its shares or proceeds from the sale of portfolio securities, in anticipation of redemptions, or to maintain a "defensive" posture when, in the opinion of the Investment Adviser, it is advisable to do so because of market conditions, elect to hold temporarily up to 20% of the current value of its total assets in cash reserves or invest in taxable securities in which the Money Fund may invest.

ALL FUNDS; ALL EQUITY AND FIXED INCOME FUNDS

     Each Fund may invest in the securities of other investment companies, when-issued securities and forward commitments, floating/variable rate obligations (and inverse floating rate obligations with respect to the fixed income Funds), as well as commercial paper, short-term money market instruments and cash equivalents, such as certificates of deposit, demand and time deposits and banker's acceptance notes. In addition, each Fund may enter into repurchase agreements.

     Each equity and fixed income Fund may lend its portfolio securities with respect to up to one-third of its net assets and may enter into reverse repurchase agreements.

     Each equity and fixed income Fund may invest in securities convertible into or exchangeable for common stocks or preferred stocks, as well as Government Securities and debt obligations of domestic corporations rated "Baa" or better by Moody's, "BBB" or better by S&P or an equivalent rating by another nationally recognized statistical rating organization at the time of purchase or, if not rated are considered by the Portfolio Management Agent to be of comparable quality. (The Convertible Securities Fund may also invest in lower rated securities, as described above.) Debt obligations rated "BBB" by S&P, "Baa" by Moody's or the equivalent by such other rating organization may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. In addition, each equity Fund may invest in securities purchased in an initial public offering. Each equity Fund also may invest in American Depositary Receipts, European Depositary Receipts and, with respect to 10% (100% for the International Fund) of total assets, debt and equity securities of foreign issuers. Further, each equity Fund may purchase and sell covered put and call options on securities, index and interest rate futures contracts and options on futures contracts.
                                   __________

     Portfolio securities of each Fund are kept under continuing supervision and changes may be made whenever, in the opinion of the Portfolio Management Agent, a security no longer seems to meet the objective of the Fund. Portfolio changes also may be made to increase or decrease investments in anticipation of changes in security prices in general or to provide funds required for redemptions, distributions to shareholders or other corporate purposes. Neither the length of time a security has been held nor the rate of turnover of a Fund's portfolio is considered a limiting factor on such changes.
                                   __________

     Each Fund may purchase debt obligations that are not rated if, in the opinion of the Portfolio Management Agent, they are of investment quality at least comparable to other rated investments that may be purchased by the Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a Fund (other than a Money Market Fund) to sell such security unless the amount of such security exceeds permissible limits. However, the Portfolio Management Agent will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. To the extent that the ratings given by Moody's, S&P or another nationally recognized statistical rating organization for securities may change as a result of changes in the rating systems or due to corporate reorganization of such rating organizations, a Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objectives and policies of the Fund. The ratings of Moody's and S&P are more fully described in the Appendix to the Statement of Additional Information. A Money Market Fund may be required to sell a security downgraded below the minimum required for purchase, absent a specific finding by the Company's Board of Directors that a sale is not in the best interests of the Fund.

INVESTMENT STRATEGIES


     These bond or debt securities may be collateralized by a pool of assets, such as automobile loans, home equity loans, equipment leases or other obligations.

     ASSET-BACKED SECURITIES. All of the equity Funds as well as the Short/Intermediate Fund, the Bond Fund, the Government Fund, the Intermediate Tax-Exempt Fund, the Tax-Exempt Fund and the Money Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. With respect to asset-backed securities purchased by the equity Funds, the Short/Intermediate Fund and the Bond Fund, assets generating payments will consist of motor vehicle installment purchase obligations, credit card receivables and home equity loans, equipment leases, manufactured housing loans and marine loans. The asset-backed securities purchased by the Intermediate Tax-Exempt Fund, the Tax-Exempt Fund and the Tax-Exempt Money Fund represent units of beneficial interest in pools of purchasing contracts, financing leases and sales agreements entered into by municipalities. The Government Fund may invest in asset-backed trusts collateralized by the U.S. Treasury or certain other U.S. government agencies and instrumentalities. In accordance with guidelines established by the Boards of Trustees and Directors, as the case may be, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund's 15% (or, in the case of the Short/Intermediate Fund, the Equity Fund and the Money Market Funds, 10%) limitation on such investments.

     The estimated life of an asset-backed security varies with prepayment experience with respect to underlying debt instruments. The rate of such prepayments, and therefore the life of the asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. In periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. If a Fund purchases asset-backed securities at a premium, prepayments may result in some loss of the Fund's principal investment to the extent of premium paid.

     A BIC is a bank obligation which provides a specified rate of return in exchange for cash deposits to the issuing bank.

     BANK INVESTMENT CONTRACTS. The Short/Intermediate Fund, the Bond Fund and the Money Fund may invest in bank investment contracts ("BICs") which are debt obligations issued by banks. BICs require a Fund to make cash contributions to a deposit account at a bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to each Fund's 10% (15% with respect to the Bond Fund) limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available in accordance with guidelines established by the Board of Directors or the Board of Trustees, as the case may be. All purchases of BICs will be subject to the applicable quality requirements described under "Investment Objectives and Policies."

     These obligations include negotiable certificates of deposit, bankers' acceptances and fixed time deposits.

     BANK OBLIGATIONS. Bank obligations include negotiable certificates of deposit, bankers' acceptances and fixed time deposits. The Money Fund limits its investments in domestic bank obligations to obligations of U.S. banks (including foreign branches and thrift institutions) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("U.S. banks"). The Money Fund limits its investments in foreign bank obligations to U.S. dollar-denominated obligations of foreign banks (including U.S. branches): (a) which banks at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets and (ii) are among the 100 largest banks in the world, as determined on the basis of assets, and have branches or agencies in the U.S.; and (b) which obligations, in the opinion of the Portfolio Management Agent, are of an investment quality comparable to obligations of U.S. banks that may be purchased by the Money Fund. Each of the Intermediate Bond Fund and the Money Fund may invest more than 25% of the current value of its total assets in obligations (including repurchase agreements) of: (a) U.S. banks; (b) U.S. branches of foreign banks that are subject to the same regulation as U.S. banks by the U.S. Government or its agencies or instrumentalities; or (c) foreign branches of U.S. banks if the U.S. banks would be unconditionally liable in the event the foreign branch failed to pay on such obligations for any reason. The profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. In addition, domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. Obligations of foreign banks involve somewhat different investment risks from those associated with obligations of U.S. banks. See ``Foreign Securities.''

     Convertible bonds, debentures, and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities offering a stated dividend rate.

     CONVERTIBLE SECURITIES. All of the equity Funds, the Convertible Securities Fund and the Bond Fund may invest in convertible securities. Appropriate ratings and types of convertible securities for each of these Funds are provided in the description of each Fund starting on page 9. Because convertible securities have the characteristics of both fixed-income securities and common stock, they sometimes are called "hybrid" securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relation to the price of the common shares into which it is convertible. Thus, convertible securities ordinarily will provide opportunities both for producing current income and longer term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.

     The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and may be paid at rates higher than most similarly rated securities.

     EXCHANGE RATE-RELATED SECURITIES. The International Fund may invest in securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

     Investments in Exchange Rate-Related Securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange
Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.


     These obligations bear interest rates that are not fixed but vary with changes in specified market rates or indices.


     FLOATING AND VARIABLE RATE INSTRUMENTS. All of the Funds may purchase instruments (municipal obligations inals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The Money Market Funds may each invest in a floating or variable rate obligation even if it carries a stated maturity in excess of thirteen months upon compliance with certain conditions contained in a rule of the Commission, in which case such obligation will be treated as having a maturity not exceeding thirteen months. Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase.

     A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid investments if there is no reliable trading market for the investment or if the Fund may not demand payment of the principal amount within seven days.


     The Short/Intermediate Fund, the Bond Fund and the Money Fund may invest in obligations of foreign banks, corporations and governments which are denominated and pay interest in U.S. dollars.


     FOREIGN SECURITIES. The International Fund may invest up to 100% of its total assets, and each of the remaining equity Funds may invest up to 10% of total assets in dollar-denominated foreign equity and debt securities. Each equity Fund may also invest in American Depositary Receipts ("ADRs") and European Depositary Receipts. ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. European Depository Receipts are typically issued by foreign banks and trust companies (although they may also be issued by U.S. banks or trust companies) and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

     The Short/Intermediate Fund and the Bond Fund (each with respect to 20% of its total assets) as well as the Money Fund may invest in non-convertible (and convertible in the case of the Bond Fund) debt obligations of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars. The Convertible Securities Fund may invest in dollar-denominated Eurodollar securities convertible into the common stock of domestic corporations. The Government Fund may invest in dollar-denominated Eurodollar securities that are guaranteed by the U.S. Government or its agencies or instrumentalities. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. For example, investments in foreign securities typically involve higher transaction costs than investments in U.S. securities. Foreign investments may have risks associated with currency exchange rates, political instability, less complete financial information about the issuers and less market liquidity than domestic securities. Future political and economic developments, possible imposition of withholding taxes on income, seizure or nationalization of foreign holdings, establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. In addition, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements than domestic banks.

     Forward foreign currency exchange contracts allow the purchase and sale of a fixed quantity of a foreign currency at a future date.


     FORWARD CONTRACTS. All equity Funds may enter into forward foreign currency exchange contracts for the purchase and sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). These Funds may enter into Forward Contracts for hedging purposes as well as non-hedging purposes. By entering into transactions in Forward Contracts, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. A Fund may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Portfolio Management Agent, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on exchanges. Each equity Fund has established procedures consistent with statements of the Securities and Exchange Commission and its staff regarding the use of Forward Contracts by registered investment companies, which require use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

     GOVERNMENT SECURITIES. Government Securities consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.


     A GIC is a general obligation of a U.S. or Canadian insurance company.

     GUARANTEED INVESTMENT CONTRACTS. The Short/Intermediate Fund, the Bond Fund and the Money Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. GICs require a Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then makes payments to the Fund based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In accordance with guidelines established by the Trust's Board of Trustees (or the Company's Board of Directors with respect to the Money Fund), GICs may be considered illiquid securities and, therefore, subject to the Bond Fund's 15%, the Short/Intermediate Fund's and the Money Fund's 10% limitation on such investments. All purchases of GICs by the Fund will be subject to the applicable quality requirements described under "Investment Objectives and Policies."

     Repurchase agreements and time deposits that do not provide for payment to a Fund within 7 days after notice or which have a term greater than 7 days may be deemed illiquid securities.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% (10% in the case of the Equity Fund, the Short/Intermediate Fund and the Money Market Funds) of the value of its net assets in securities that are considered illiquid. Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose, unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Portfolio Management Agent or Investment Adviser has determined under the supervision and direction of the Trust's Board of Trustees or the Company's Board of Directors, as the case may be, that an adequate trading market exists for such securities or that market quotations are readily available.


     Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the Securities Act of 1933 and commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933. These securities may be determined to be liquid in accordance with guidelines established by the Portfolio Management Agent or Investment Adviser and approved by the Trust's Board of Trustees or the Company's Board of Directors, as the case may be. The Board of Trustees or Directors will monitor the Portfolio Management Agent's or Investment Adviser's implementation of these guidelines on a periodic basis.


     These securities may be used as a hedge against anticipated changes in the value of securities held or in the value of securities a Fund intends to purchase.


     INDEX AND INTEREST RATE FUTURES CONTRACTS; OPTIONS. All equity Funds, the Convertible Securities Fund, the Bond Fund, the Government Fund, the Intermediate Tax-Exempt Fund and the Tax-Exempt Fund may attempt to reduce the risk of investments in securities by hedging a portion of its portfolio through the use of futures contracts on indices and options on such indices traded on national securities exchanges. All equity Funds, the Convertible Securities Fund, the Bond Fund, the Government Fund, the Intermediate Tax-Exempt Fund and the Tax-Exempt Fund may attempt to reduce the risk of investment in debt securities by hedging a portion of its portfolio through the use of interest rate futures and options on such futures contracts. Each such Fund will use futures contracts and options on such futures contracts only as a hedge against anticipated changes in the values of securities held in its portfolio or in the values of securities that it intends to purchase.

     All equity Funds, the Convertible Securities Fund, the Bond Fund, the Government Fund, the Intermediate Tax-Exempt Fund and the Tax-Exempt Fund may invest in covered put and covered call options and may write covered put and covered call options on securities in which they may invest directly and that are traded on registered domestic security exchanges or over-the-counter.


     The use of index and interest rate futures contracts and options may expose a Fund to additional risks and transaction costs. Risks inherent in the use of such instruments include: (1) the risk that interest rates, securities prices or currency markets will not move in the direction that the Portfolio Management Agent anticipates; (2) the existence of an imperfect correlation between the price of such instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible inability to close out certain hedged positions may result in adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) the leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position.

     When a Fund invests in index and interest rate futures contracts and options, it may be required to segregate cash and other high-grade liquid assets or certain portfolio securities to `cover' the Fund's position. Assets segregated or set aside generally may not be disposed of so long as a Fund maintains the positions requiring segregation or cover. Segregating assets could diminish a Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.


     See "Investment Strategies" in the Statement of Additional Information.


     These obligations generally have floating or variable interest rates that move in the opposite direction of short-term interest rates.


     Inverse Floating Rate Obligations. All fixed income Funds may invest in so called "inverse floating rate obligations" or "residual interest" bonds, or other related obligations or certificates structured to have similar features. Such obligations generally have floating or variable interest rates that move in the opposite direction of short-term interest rates and generally increase or decrease in value in response to changes in short-term interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, such obligations have the effect of providing investment leverage and may be more volatile than long-term, fixed-rate, tax-exempt obligations.


     The Bond Fund, the Short/Intermediate Fund and the Government Fund may invest in mortgage-backed securities (see description of "mortgage-related securities" below) that have an inverse floating rate.

     Subject to certain limitations, the Funds may invest in the securities of other investment companies.

     INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term debt securities (which may include municipal obligations that are exempt from federal income taxes) and which seek to maintain a $1.00 net asset value per share. To the extent that the Tax-Exempt Money Fund invests in such investment companies, it will invest in investment companies that invest primarily in municipal obligations that are exempt from federal income taxes. Each Fund, other than the Equity Fund and the Short/Intermediate Fund, may also invest in securities issued by investment companies that invest in securities in which such Fund could invest directly. Securities of investment companies may be acquired by any of the Funds within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). These limit each such Fund so that: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust or the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

     LETTERS OF CREDIT. Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank. Only banks that, in the opinion of the Portfolio Management Agent, are of investment quality comparable to other permitted investments of a Fund, may be used for letter of credit-backed investments.


     Each of the Funds (except the Money Market Funds) may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's net assets.


     LOANS OF PORTFOLIO SECURITIES. Each of the Funds (except the Money Market Funds) may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one third of the Fund's net assets. However, such loans may be made only if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Fund with respect to the loan is maintained by the borrower with the Fund in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Portfolio Management Agent or Investment Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. No Fund will enter into any portfolio security lending arrangement having a duration longer than one year. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. Each Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Company, the Investment Adviser, the Investment Sub-Adviser, the Portfolio Management Agent or the Distributor.


     All equity Funds and certain of the fixed income Funds may invest in mortgage-backed securities, including collateralized mortgage obligations.

     MORTGAGE-RELATED SECURITIES. All equity Funds, the Short/Intermediate Fund, the Bond Fund, and the Government Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and Government Stripped Mortgage-Backed Securities. The Government Fund may purchase such securities only if they represent interests in an asset-backed trust collateralized by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC").


     Government Stripped Mortgage-Backed Securities are mortgage-backed securities issued or guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans.

     CMOs are types of bonds secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of obligations. To the extent that CMOs are considered to be investment companies, investment in such CMOs will be subject to the percentage limitations described under "Investment Company Securities."

     The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current market rates and current conditions in the relevant housing markets. In calculating the average weighted maturity of the fixed income Funds, the maturity of mortgage-backed instruments will be based on estimates of average life.


     Generally,   municipal   leases   are   participations   in   intermediate-
and-short-term obligations issued by municipalities and consisting of leases or installment purchase contracts for property or equipment.

     MUNICIPAL LEASES. The Intermediate Tax-Exempt Fund and the Tax-Exempt Fund may each invest in municipal leases, which are generally participations in intermediate- and short-term debt obligations issued by municipalities and consisting of leases or installment purchase contracts for property or equipment. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure may prove difficult. Municipal lease obligations may be considered illiquid securities and may be subject to each Fund's 15% limitation on such investments. These securities may be determined to be liquid by the Portfolio Management Agent in accordance with its procedures and subject to the supervision and direction by the Board of Trustees of the Trust. See "Investment Strategies -- Municipal Leases" in the Statement of Additional Information.

     Municipal Obligations include municipal bonds, notes, and commercial paper.

     MUNICIPAL OBLIGATIONS. The Balanced Fund, the Short/Intermediate Fund, the Bond Fund, the Intermediate Tax-Exempt Fund, the Tax-Exempt Fund and the Tax-Exempt Money Fund may purchase municipal obligations. As a matter of fundamental policy, the Intermediate Tax-Exempt Fund and the Tax-Exempt Fund will invest primarily (i.e., at least 80% of assets under normal circumstances) in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 30 years. (The Tax-Exempt Money Fund may invest only in short-term municipal obligations that have remaining maturities not exceeding thirteen months.) Municipal notes generally have maturities at the time of issuance of three years or less. These notes are generally issued in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The ability of an issuer to make payments is therefore dependent on these tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with an effective maturity or put date of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.


     The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from other specific revenue sources such as the user of the facility being financed. Revenue securities include private activity bonds (also known as industrial revenue bonds), which may be purchased only by the Intermediate Tax-Exempt Fund and the Tax-Exempt Fund and which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Certain other of the municipal obligations in which the Funds may invest are:

     TANs. The Intermediate Tax-Exempt Fund and the Tax-Exempt Fund may invest in tax anticipation notes ("TANs"). The possible inability or failure of a municipal issuer to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers include various tax proceeds in a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The Intermediate Tax-Exempt Fund and the Tax-Exempt Fund may invest in bond anticipation notes ("BANs"). The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs. The Intermediate Tax-Exempt Fund and the Tax-Exempt Fund may invest in revenue anticipation notes ("RANs"). A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could adversely affect the ability of the issuer to pay the principal of, and interest on, RANs.

     See "Investment Strategies" in the Statement of Additional Information.


     The Funds may purchase securities subject to agreement by the seller to repurchase them at a specified time and place.


     REPURCHASE AGREEMENTS. Each of the Funds may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. Each of the Funds may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. The seller will be required to maintain in a segregated account for the Fund cash or cash equivalent collateral equal to at least 100% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose a Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.


     All equity and fixed income Funds may borrow funds for temporary purposes by selling portfolio securities to financial institutions and agreeing to repurchase them at a mutually specified date and price.


     REVERSE REPURCHASE AGREEMENTS. All equity and fixed income Funds may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.


     A Fund may not enter into a repurchase agreement or reverse repurchase agreements if, as a result, more than 15% (10% with respect to the Equity Fund, the Short/Intermediate Fund and the Money Market Funds) of the market value of the Fund's total net assets would be invested in repurchase agreements or reverse repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Funds will enter into repurchase agreements and reverse repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Trust's Board of Trustees or the Company's Board of Directors, as the case may be.

     These securities allow the Funds to purchase securities with the right, but not the obligation, to sell the security at a specific price valid for a specific period of time.

     SECURITIES WITH PUTS. In order to maintain liquidity, all equity Funds, the Short/Intermediate Fund, the Bond Fund, the Government Fund, the Intermediate Tax-Exempt Fund, the Tax-Exempt Fund, the Government Money Fund, the Money Fund and the Tax-Exempt Money Fund may enter into puts with respect to portfolio securities with banks or broker/dealers that, in the opinion of the Portfolio Management Agent or, the Investment Adviser with respect to the Tax-Exempt Money Market Fund or, with respect to the International Fund, the Investment Sub-Adviser, present minimal credit risks. The ability of these Funds to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer defaults on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

     Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified obligations at a specified price.

     STAND-BY COMMITMENTS. The Balanced Fund, the Intermediate Tax-Exempt Fund and the Tax-Exempt Fund may acquire "stand-by commitments" with respect to obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the obligations to which the commitment relates. These Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining the Fund's net asset value.

     These instruments are issued at a discount from their "face value" and may exhibit greater price volatility than ordinary debt securities.


     STRIPPED SECURITIES. The International Fund and the Money Market Funds may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on the securities held by the trust. These instruments are issued at a discount from their "face value" and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Participations in TIGRs, CATs and other similar trusts are not considered U.S. Government securities. Stripped securities will normally be considered illiquid investments and will be acquired subject to the limitations on illiquid investments unless determined to be liquid under guidelines established by the Boards of Trustees and Directors.

     U.S. GOVERNMENT OBLIGATIONS. U.S. Government Obligations consist of bills, notes and bonds issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ primarily in the length of their maturities.


     These obligations are debt securities issued by U.S. Government-sponsored enterprises and federal agencies.


     U.S. GOVERNMENT AGENCY AND INSTRUMENTALITY OBLIGATIONS. Obligations of the U.S. Government agencies and instrumentalities are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some of these obligations are supported by: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates);
(b) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); (c) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association); or (d) the credit of the issuer only. In the case of obligations not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder.

     VARIABLE AMOUNT MASTER DEMAND NOTES. The Short/Intermediate Fund and the Money Fund may invest in variable amount master demand notes and in convertible and non-convertible debt securities of domestic corporations and of foreign corporations and governments that are denominated in and pay interest in U.S. dollars, consisting of notes, bonds and debentures (i) in the case of the Money Fund, that have thirteen months or less remaining to maturity and (ii) in the case of the remaining Funds, that are rated "Baa" or better by Moody's or "BBB" or better by S&P. Such securities must meet the applicable quality standards described under "Investment Objectives and Policies." Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder. Their amounts may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer; they are payable on demand or after an agreed-upon notice period, e.g., seven days; and the rates of interest vary pursuant to an agreed-upon formula. Generally, master demand notes are not rated by a rating agency. However, a Fund may invest in these obligations if, in the opinion of the Portfolio Management Agent, they are of an investment quality comparable to rated securities in which the Fund may invest. The Portfolio Management Agent monitors the creditworthiness of issuers of master demand notes on a daily basis. Transfer of these notes is usually restricted by the issuer, and there is no secondary trading market for these notes. A Fund may not invest in a master demand note with a demand notice period of more than seven days, if, as a result, more than 15% (10% in the case of the Short/Intermediate Fund and Money Fund) of the value of the Fund's total net assets would be invested in these notes, together with other illiquid securities.

     Warrants represent rights to purchase securities at a specific price valid for a specific period of time.


     WARRANTS. Each of the Growth Fund, the Equity Fund, the Equity Income Fund, the Small-Cap Fund, the International Fund, the Balanced Fund and the Convertible Securities Fund may invest up to 5% of its respective net assets at the time of purchase, and the Index Fund may invest without such limitation, in warrants (other than those that have been acquired in units or attached to other securities) on securities in which it may invest directly. Warrants represent rights to purchase securities at a specific price valid for a specific period of time.


     When-issued securities (new securities that have not started trading) will only be purchased by the Funds with the intention of actually acquiring these instruments.


     WHEN-ISSUED SECURITIES. Each of the Funds may purchase securities (including securities issued pursuant to an initial public offering) on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Funds will make commitments to purchase securities on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date, if deemed advisable. The purchase price and the interest rate that will be received are fixed at the time of the commitment. When-issued securities are subject to market fluctuation and no income accrues to the purchaser prior to issuance. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price.


     These securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity and are issued and traded at a discount.


     ZERO COUPON SECURITIES. Each of the Funds except the Convertible Securities Fund and the Money Market Funds may invest in zero coupon securities. These securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity and are issued and traded at a discount. The values of zero coupon securities are subject to greater fluctuations than are the values of income securities that distribute income regularly. Zero coupon securities (which are not issued or guaranteed by the U.S. Government) may be created by separating the interest and principal component of government securities or securities issued by private corporate issuers.

INVESTMENT LIMITATIONS

     This section outlines each Fund's policies that only may be changed by a majority vote of shareholders.


     Unless otherwise noted, the foregoing investment objectives and related policies and activities of each of the Funds are not fundamental and may be changed by the Trust's Board of Trustees or the Company's Board of Directors, as the case may be, without the approval of shareholders, provided that, with respect to the Short/Intermediate, Equity and Money Market Funds, the policy relating to investment company securities is a fundamental investment policy. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

     As matters of fundamental policy, which only may be changed with approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described in the Statement of Additional Information, no Fund may: (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of its investments in that industry would exceed 25% of the current value of its total assets, provided that there is no limitation with respect to investments (a) in municipal obligations (for the purpose of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users); (b) in obligations of the U.S. Government, its agencies or instrumentalities; or (c) in the case of the Money Fund, in certain bank obligations in which the Fund may invest, as set forth in this Prospectus; (2) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, except that up to 25% of the value of the total assets of a Fund (other than the Money Fund and the Government Money Fund) may be invested without regard to this limitation; (3) purchase securities of an issuer if, as a result, with respect to 75% of its total assets, it would own more than 10% of the voting securities of such issuer; or (4) borrow from banks, except that a Fund may borrow up to 10% of the current value of its total assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased while borrowings are in excess of 5%). It is also a fundamental policy that each Fund may make loans of portfolio securities, and, with respect to the Equity Fund, the Short/Intermediate Fund and the Money Market Funds, invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, variable amount master demand notes having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties having maturities of more than seven days, and securities that are not readily marketable. Although not a matter of fundamental policy, the Funds consider the securities of foreign governments to be a separate industry for purposes of the 25% asset limitation on investments in the securities of issuers conducting their principal business activity in the same industry.

     With respect to the second investment limitation set forth above, each of the Money Fund and the Government Money Fund may invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, so long as it does not make more than one such investment at any one time.


MANAGEMENT

     The Trust and the Company are managed under the direction of their governing Boards of Trustees and Directors, respectively. Each individual listed below is a member of both the Trust's Board of Trustees and the Company's Board of Directors. The principal occupation of each individual is also listed below.

TRUSTEES AND DIRECTORS

  Edgar R. Fiedler                 Vice President and Economic Counsellor,
                                     The Conference Board.

  C. Gary Gerst                    Chairman of the Board of Directors and
                                     Trustees; Chairman Emeritus, La Salle
                                     Partners, Ltd. (Real Estate Developer
                                     and Manager).

  John W. McCarter, Jr.            Senior Vice President, Booz  Allen &
                                     Hamilton, Inc. (Consulting Firm); Director of W.W. Grainger, Inc. and A.M. Castle, Inc.

  Ernest M. Roth                   Consultant; Retired Senior Vice President
                                     and Chief Financial Officer, Commonwealth
                                     Edison Company.

INVESTMENT ADVISER

     This section high-lights the experience, services offered, and compensation of the Funds' Adviser.

     The Trust and the Company have each entered into Advisory Contracts with Harris Trust with respect to each of the Funds. Harris Trust, located at 111 West Monroe Street, Chicago, Illinois, is the successor to the investment banking firm of N.W. Harris & Co. that was organized in 1882 and was incorporated in 1907 under the present name of the bank. It is an Illinois state-chartered bank and a member of the Federal Reserve System. At December 31, 1994, Harris Trust had assets of more than $13 billion and was the largest of 14 banks owned by Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Bankmont Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly traded Canadian banking institution.

     As of December 31, 1994, Harris Trust managed more than $8 billion in personal trust assets, and acted as custodian of more than $151 billion in assets.

     With respect to the Tax-Exempt Money Fund, the Advisory Contract provides that Harris Trust shall make investments for the Fund in accordance with its best judgment. With respect to the remaining Funds, the Advisory Contracts provide that Harris Trust is responsible for the supervision and oversight of the Portfolio Management Agent's performance (as discussed below).

     For all its services under the Advisory Contracts with the Funds, Harris Trust is entitled to receive monthly advisory fees at the following annual rates:


         FUND                                           ANNUAL RATE
Equity Fund                                               0.70%
Equity  Income Fund                                       0.70%
Growth Fund                                               0.90%
Small-Cap Fund                                            1.00%
Index Fund                                                0.25%
International Fund                                        1.05%
Balanced  Fund                                            0.60%
Convertible  Securities Fund                              0.70%
Short/Intermediate  Fund                                  0.70%
Bond Fund                                                 0.65%
Government  Fund                                          0.65%
Intermediate  Tax-Exempt  Fund                            0.60%
Tax-Exempt  Fund                                          0.60%
Government  Money Fund*                         *0.14% of first $100m of
Money  Fund*                                    average daily net assets,
Tax-Exempt Money Fund*                          plus 0.10% of average daily
                                                net assets over $100m.


     For the fiscal year ended December 31, 1995, Harris Trust received fees, after waivers, at the effective rate of 0.34% of the average daily net assets of the Short/Intermediate Fund. Harris Trust expects to receive, after waivers, advisory fees for the current fiscal year at the annual rate of 0.34% of the average daily net assets of the Short/Intermediate Fund; 0.40% of the average daily net assets of the Bond Fund; and 0.30% of the average daily net assets of the Government Fund, respectively.


PORTFOLIO MANAGEMENT AGENT

     Harris Trust has entered into Portfolio Management Contracts with Harris Investment Management, Inc. ("HIM" or the "Portfolio Management Agent") under which HIM undertakes to furnish investment guidance and policy direction in connection with the daily portfolio management of all of the Funds except the Tax-Exempt Money Fund. For the services provided by HIM, Harris Trust will pay to HIM the advisory fees it receives from the Funds. As of June 30, 1995, HIM managed an estimated $13.8 billion in assets.

     Purchase and sale orders of the securities held by each of the Funds may be combined with other accounts that HIM manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When HIM determines that a particular security should be bought or sold for any of the Funds and other accounts managed by HIM, HIM undertakes to allocate those transactions among the participants equitably.

PORTFOLIO MANAGEMENT


     The organizational arrangements of the Investment Adviser and the Portfolio Management Agent require that all investment decisions be made by a committee and no one person is responsible for making recommendations to that committee.


GLASS-STEAGALL ACT

     The Glass-Steagall Act, among other things, generally prohibits federally chartered or supervised banks from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although subsidiaries of bank holding companies such as Harris Trust and HIM are permitted to purchase and sell securities upon the order and for the account of their customers.

     It is the position of Harris Trust and HIM that they may perform the services contemplated by the Advisory Contracts, the Portfolio Management Contracts and this Prospectus without violation of the Glass-Steagall Act or other applicable federal banking laws or regulations. It is noted, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal statutes or regulations and judicial or administrative decisions or interpretations thereof, could prevent Harris Trust or HIM from continuing to perform, in whole or in part, such services. If Harris Trust or HIM were prohibited from performing any of such services, it is expected that the Boards of Trustees and Directors of the Trust and the Company, respectively, would recommend to the Funds' shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Boards of Trustees and Directors.

     To the extent permitted by the Commission, the Funds may pay brokerage commissions to certain affiliated persons. No such commission payments were made during the last fiscal year by the Equity Fund, the Intermediate Bond Fund or the Money Market Funds.

ADMINISTRATORS, CUSTODIAN AND TRANSFER AGENT

     These service providers are responsible for maintaining the books and records of the Funds, handling compliance and regulatory issues, processing buy/ sell orders, customer service and the safekeeping of securities.

     First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc.) ("First Data" or the "Administrator") and PFPC Inc. ("PFPC" or the "Administrator and Accounting Services Agent") (collectively, the "Administrators") serve as the administrators of the Funds. In such capacity, the Administrators generally assist the Funds in all aspects of their administration and operation. PFPC also serves as the transfer and dividend disbursing agent of the Funds (the "Transfer Agent").

     PNC Bank, N.A. (the "Custodian") serves as custodian of the assets of the Funds. PFPC and the Custodian are indirect, wholly-owned subsidiaries of PNC Bank Corp.

     As compensation for their services, the Administrators, the Custodian, and the Transfer Agent are entitled to receive a combined fee based on the aggregate average daily net assets of the Funds and the Trust's and the Company's other investment portfolios, payable monthly at an annual rate of .17% of the first $300 million of average daily net assets; .15% of the next $300 million; and
 .13% of average net assets in excess of $600 million. In addition, a separate fee is charged by PFPC for certain retail transfer agent services and for various custody transactional charges.

DISTRIBUTOR

     The Distributor underwrites the Funds' shares which are then available for purchase or redemption.


     Funds Distributor, Inc. (the "Distributor") has entered into a Distribution Agreement with the Trust (and, with respect to the Equity Fund, the Intermediate Bond Fund and the Money Market Funds, the Company) pursuant to which it has the responsibility for distributing shares of the Funds. Fees for services rendered by the Distributor will be paid by the Administrators. The Distributor bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of shares.


     See "Management" and "Custodian" in the Statement of Additional Information for additional information regarding the Funds' Investment Adviser, Portfolio Management Agent, Administrators, Custodian, Transfer Agent and Distributor.

EXPENSES

     Except for certain expenses borne by the Distributor, Harris Trust, and HIM, the Trust and the Company each bears all costs of its operations, including the compensation of its Trustees or Directors who are not affiliated with Harris Trust, HIM or the Distributor or any of their affiliates; advisory and administration fees; payments pursuant to any Service Plan (with respect to only Class A Shares and in the case of the Money Market Funds, Class A and Class B Shares); interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Service Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Funds' custodian including those for keeping books and accounts and calculating the net asset value per share of the Funds; expenses of shareholders' meetings and meetings of Boards of Trustees and Directors; expenses relating to the issuance, registration and qualification of shares of the Funds; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to each Fund are charged against the assets of that Fund. Other general expenses of the Trust and the Company are allocated among the Funds in an equitable manner as determined by the Boards of Trustees and Directors.

DETERMINATION OF NET ASSET VALUE

     The Net Asset Value (NAV) is the price or value of one share of a Fund.

     Net asset value per share for each Fund is determined on each day that the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia (the "Fed") are open for trading. For a list of the days on which the net asset value will not be determined, see "Determination of Net Asset Value" in the Statement of Additional Information. The net asset value per share of each of the Funds is determined by dividing the value of the total assets of a Fund less all of its liabilities by the total number of outstanding shares of that Fund.

     The net  asset  value  per  share of each of the  Funds  that are not Money
Market Funds (the "Non-Money Market Funds") is determined at the close of regular trading on the NYSE on each day the Funds are open for business. The value of securities of the Non-Money Market Funds (other than bonds and debt obligations maturing in 60 days or less) is determined based on the last sale price on the principal exchange on which the securities are traded as of the close of regular trading on the NYSE (which is currently 4:00 P.M., New York City time). In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on over-the-counter markets are valued at closing over-the-counter bid prices. Bonds are valued at the mean of the last bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event and in those instances where prices of securities are not readily available, the fair value of those securities will be determined in good faith by the Board of Trustees or Directors, as the case may be. Prices used for valuations of securities are provided by independent pricing services. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost when the Trust's Board of Trustees or the Company's Board of Directors, as the case may be, has determined that amortized cost valuation represents fair value.

     The net asset value per share of each of the Money Market Funds is determined at 12:00 Noon, New York City time. Each of the Funds uses the amortized cost method to value its portfolio securities and each attempts to maintain a constant net asset value of $1.00 per share. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

PURCHASE OF SHARES

     Contact your broker, financial institution or service agent for answers to any questions you may have about purchasing shares.


     Institutional shares are sold to fiduciary and discretionary accounts of institutions, "institutional investors", Directors, Trustees, officers and employees of the Company, the Trust, the Investment Adviser, the Portfolio Management Agent, and the Distributor and the Adviser's investment advisory clients. "Institutional investors" may include financial institutions (such as banks, savings institutions and credit unions); pension and profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers; and broker/dealers acting for their own accounts or for the accounts of such institutional investors.

     The Trust, or the Company as the case may be, reserves the right to reject any purchase order. All funds will be invested in full and fractional shares. Checks will be accepted for the purchase of any Fund's shares subject to collection at full face value in U.S. dollars. Inquiries may be directed to the Funds at the address and telephone number on the cover of this Prospectus.

     Purchase orders for shares of the Fund received in good order by the Distributor prior to the close of regular trading (4:00 P.M., New York City time) on the NYSE (on or before 12:00 Noon, New York City time, in the case of the Money Market Funds) will be executed at the net asset value next determined on that day. The net asset value of shares of the Money Market Funds is expected to remain constant at $1.00. Orders placed with the Distributor must be paid for by check or bank wire on the next business day for Funds other than the Money Market Funds. Orders for the Money Market Funds placed with the Distributor must be paid for by check or bank wire on the order date.

     There is no sales charge by the Funds for purchases of shares.

     No sales charge will be assessed on purchases of shares of the Funds. Neither the Company nor the Trust imposes any minimum initial or subsequent investment limitations.

     Depending upon the terms of the particular customer account, financial services institutions, including Harris Trust and HIM, may charge account fees for automatic investment and other cash management services which they provide, including, for example, account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income. This Prospectus should be read in connection with any information received from financial institutions.

     Each Fund also offers Class A Shares and, in addition, each Money Market Fund offers another class of shares which are known as Class B Shares but the terms of which differ from the Institutional Shares offered in this Prospectus. Different classes of shares of a single portfolio may bear different sales charges and other expenses which may affect their relative performance. Investors may call 1-800-982-8782 to obtain more information concerning other classes of the Funds.

REDEMPTION OF SHARES


     Shares may be redeemed at their next determined net asset value after receipt of a proper request by the Distributor. Shares held by an institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at the institution.


     There is no charge by the Funds for redemptions, although Institutions may charge an account-based service fee.

     There is no charge for  redemption  transactions,  but an  institution  may charge an account-based service fee. Redemption orders received by an institution before the close of the NYSE with respect to shares of a Fund and received by the Distributor before the close of business on the same day will be executed at the Fund's net asset value per share next determined on that day. Redemption orders received by an institution after the close of the NYSE, or not received by the Distributor prior to the close of business, will be executed at the Fund's net asset value next determined on the next business day.

     Redemption orders for a Non-Money Market Fund that are received in good order by 4:00 P.M. New York City time, or 12:00 Noon in the case of the Money Market Funds, will normally be remitted within five business days but not more than seven days. In the case of a redemption request made shortly after a recent purchase, the redemption proceeds will be distributed upon the clearance of the shareholder's check used to purchase the Fund's shares which may take up to 15 days or more after the investment. The proceeds may be more or less than cost and, therefore, a redemption may result in a gain or loss for federal income tax purposes. Payment of redemption proceeds may be made in readily marketable securities.

REDEMPTION THROUGH INSTITUTIONS

     Proceeds of redemptions made through authorized institutions will be credited to the shareholder's account with the institution. A redeeming shareholder may request a check from the institution or may elect to retain the redemption proceeds in such shareholder's account. The institution may benefit from the use of the redemption proceeds prior to the clearance of a check issued to a redeeming shareholder for the proceeds or prior to disbursement or reinvestment of the proceeds on behalf of the shareholder.

REDEMPTION BY EXPEDITED REDEMPTION SERVICE

     If shares of the Money Market Funds are held directly by the Transfer Agent in book credit form and the Expedited Redemption Service has been elected on the Purchase Application on file with the Transfer Agent, redemption of shares may be requested by telephone, on any day the Company and the Transfer Agent are open for business. The Company and its Transfer Agent will attempt to confirm that telephone instructions are genuine and will use such procedures as are considered reasonable. In this regard the Company and its Transfer Agent require personal identification information before accepting telephonic redemption instructions. The shareholder will bear the risk of loss due to fraud, although the Company and its agents may have a risk of loss if reasonable procedures are not used. The Distributor can be reached by calling (800) 982-8782.

     Upon request, proceeds of Expedited Redemptions of $1,000 or more will be wired to the shareholder's bank indicated in the Purchase Application. If an Expedited Redemption request is received by the Transfer Agent by 12:00 Noon (New York City time) on a day the Company and the Transfer Agent are open for business, the redemption proceeds will be transmitted to the shareholder's bank that same day. A check for the proceeds of less than $1,000 will be mailed to the shareholder's address of record, except that, in the case of investments in the Company that have been effected through Institutions, the full amount of the redemption proceeds will be transmitted by wire.

                                   __________

     Due to the high cost of maintaining small accounts, the Trust, or the Company as the case may be, reserves the right to redeem accounts involuntarily on behalf of shareholders whose share balances fall below $500 unless this balance condition results from a decline in the market value of a Fund's assets. Prior to such a redemption, a shareholder will be notified in writing and permitted 30 days to make additional investments to raise the account balance to the specified minimum.

EXCHANGE PRIVILEGE

     Once you have held shares for 7 days or more, you can exchange these shares for other eligible Harris Insight Fund Institutional Shares

     Institutional Shares of any of the Funds that have been held for seven days or more may be exchanged at their respective net asset values for Institutional Shares of any other Harris Insight Fund in an identically registered account, provided shares of the Harris Insight Fund to be acquired are registered for sale in the shareholder's state of residence.

     Procedures applicable to redemption of a Fund's shares are also applicable to exchanging shares. The Trust or the Company, as the case may be, reserves the right to limit the number of times shares may be exchanged between the Harris Insight Funds, to reject any telephone exchange order or otherwise to modify or discontinue exchange privileges at any time upon 60 days written notice. A capital gain or loss for tax purposes may be realized upon an exchange, depending upon the cost or other basis of shares redeemed.

DIVIDENDS AND DISTRIBUTIONS


     Dividends from net investment income of the Short/Intermediate Fund, the Bond Fund, the Government Fund, the Intermediate Tax-Exempt Fund and the Tax-Exempt Fund are declared daily and paid monthly. Dividends from the Convertible Securities Fund, the Equity Fund, the Equity Income Fund, the Growth Fund, the Index Fund and the Balanced Fund are declared and paid quarterly. Dividends from the Small-Cap Fund and the International Fund are declared and paid semi-annually. Dividends from net investment income from each of the Money Market Funds are declared at the close of each business day to shareholders of record at 12:00 Noon (New York City time) on the day of declaration and paid monthly. Shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the day prior to redemption, except that, with respect to the Check Redemption Service, shares redeemed will cease to earn dividends on the day the check is charged to the Custodian's account at its Federal Reserve Bank. Net investment income for a Saturday, Sunday or holiday will be declared as a dividend on the previous business day to shareholders of record at 12:00 Noon (New York City time) on that day.


     Each Fund's net taxable capital gains, if any, will be distributed at least annually (to the extent required to avoid imposition of the 4% excise tax described below). Dividends and distributions paid by any of the Funds will be invested in additional shares of the same Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. Dividend checks and Statements of Account will be mailed approximately two business days after the payment date. Each Fund will forward to the Transfer Agent the monies for dividends to be paid in cash on the payment date.


     Shareholders who redeem all their shares of any of the fixed income and the money market Funds prior to a dividend payment will receive, in addition to the redemption proceeds, dividends declared but unpaid. Shareholders who redeem only a portion of their shares will be entitled to all dividends declared but unpaid on such shares on the next dividend payment date.


FEDERAL INCOME TAXES

     Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Internal Revenue Code (the "Code") generally will be applied to each Fund separately, rather than to the Trust or the Company, as the case may be, as a whole. As a result, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. The Trust or the Company, as the case may be, intends to qualify each Fund as a regulated investment company under Subchapter M of the Code. As a portfolio of a regulated investment company, each Fund will not be subject to federal income taxes with respect to net investment income and net capital gains distributed to its shareholders, as long as it distributes 90% or more of its net investment income (including net short-term capital gains) each year.

     Dividends from net investment income (including net short-term capital gains), except "exempt-interest dividends" (described below), will be taxable as ordinary income.

     Because more than 50% of the value of the total assets of each of the Tax-Exempt Fund, the Intermediate Tax-Exempt Fund and the Tax-Exempt Money Fund at the close of each quarter of its taxable year is expected to consist of obligations the interest on which is exempt from federal income tax, these Funds expect to qualify under the Code to pay "exempt-interest dividends." Dividends distributed by each of these Funds that are attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend," and, as such, will generally be exempt from federal income tax.

     Because substantially all of the income of each Fund except the equity Funds will arise from interest, no part of the distributions to shareholders of these Funds is expected to qualify for the dividends-received deduction allowed to Corporations under the Code.

     Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the shares, and will not qualify for the dividends-received deductions.


     A taxable gain or loss may also be realized by a holder of shares in a Fund upon the redemption or transfer of shares depending on the tax basis of the shares and their price at the time of the transaction.


     In the case of the shareholders of each of the Tax-Exempt Fund, the Intermediate Tax-Exempt Fund or the Tax-Exempt Money Fund, interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax. In addition, the portion of an exempt-interest dividend allocable to certain tax-exempt obligations will be treated as a preference item for purposes of the alternative minimum tax imposed on both individuals and corporations. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in the Tax-Exempt Fund, the Intermediate Tax-Exempt Fund or the Tax-Exempt Money Fund.

     The exemption of exempt-interest dividends paid by each of the Tax-Exempt Fund, the Intermediate Tax-Exempt Fund and the Tax-Exempt Money Fund for federal income tax purposes may not result in similar exemptions under the tax law of state and local authorities. In general, only interest earned on obligations issued by the state or locality in which the investor resides will be exempt from state and local taxes. Shareholders should consult their advisers about the status of dividends from these Funds in their own states and localities. Each year the Trust or the Company, as the case may be, will notify shareholders of the tax status of distributions.

     Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the disposition of shares.

     The Trust or the Company, as the case may be, will be required to withhold, subject to certain exemptions, currently at a rate of 31%, a portion of dividends paid or credited to individual shareholders and of redemption proceeds, if a correct taxpayer identification number, certified when required, is not on file with the Trust or the Company, as the case may be, or Transfer Agent.

ACCOUNT SERVICES

     Shareholders receive a Statement of Account whenever a share transaction, dividend or capital gain distribution is effected in the accounts, or at least annually. Shareholders can write or call the Funds at the address and telephone number on page one of this Prospectus with any questions relating to their investment in shares of the Funds.

ORGANIZATION AND CAPITAL STOCK


     The Trust is a diversified open-end management investment company which was organized on December 6, 1995 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust offers shares of beneficial interest, $.001 par value, for sale to the public. Currently, the Trust has eleven portfolios in operation. The Trust's Board has authorized each of the eleven Funds which are portfolios of the Trust to issue two classes of shares, Class A and Institutional Shares.


     The Company, which was incorporated in Maryland on September 16, 1987, is a diversified, open-end management investment company. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. Currently, the Company has six portfolios in operation. The Company's Board has authorized the Money Market Funds to issue three classes of shares, Class A, Class B and Institutional Shares and the remaining Funds (the "Company's Non-Money Market Funds") to issue two classes of shares, Class A and Institutional Shares.

     In the future, the Board of Trustees of the Trust and the Board of Directors of the Company may authorize the issuance of shares of additional investment portfolios and additional classes of shares of any portfolio. Different classes of shares of a single portfolio may bear different sales charges and other expenses which may affect their relative performance. Information regarding other classes of shares may be obtained by calling the Funds at the telephone number shown on the cover page of this Prospectus or from any institution which makes available shares of the Funds. All shares of the Trust and all shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. A more detailed statement of the voting rights of shareholders is contained in the Statement of Additional Information. All shares of the Trust and all shares of the Company, when issued, will be fully paid and non-assessable.


     As of January 31, 1996, the holders of record of 25% or more of the outstanding shares of the Funds were as follows: ACO/Integra Trust Services held of record 1,283,579 shares, equal to 27.14% of the outstanding shares of the Equity Fund and Harris Trust held of record 1,543,359 shares, equal to 32.63% of the outstanding shares of the Equity Fund; 4,031,259 shares, equal to 81.62% of the Short/Intermediate Fund; 512,077,635 shares, equal to 95.79% of the outstanding shares of the Money Market Fund -- Class A Shares; 214,334,587 shares, equal to 99.99% of the Money Market Fund -- Institutional Shares; 255,211,536 shares, equal to 96.40% of the Government Money Market Fund -- Class A Shares; 31,248,318 shares, equal to 99.99% of the outstanding shares of the Government Market Fund -- Institutional Shares; 174,081,221 shares, equal to 90.05% of the outstanding shares of the Tax-Exempt Money Market Fund -- Class A Shares; and 280,623,069 shares, equal to 99.99% of the outstanding shares of the Tax Exempt Money Market Fund -- Institutional Shares. Harris Trust has indicated that it holds its shares on behalf of various client accounts and not as beneficial owner.

     The Trust and the Company may dispense with annual meetings of shareholders in any year in which Trustees and Directors are not required to be elected by shareholders. The Board of Trustees of the Trust and the Board of Directors of the Company, when requested by at least 10% of the Trust's or the Company's outstanding shares, will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees or of a Director or Directors and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

     There is a possibility that the Trust might become liable for any misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the Company. There is a possibility that the Company might become liable for any misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the Trust.

REPORTS TO SHAREHOLDERS

     The fiscal year of both the Trust and the Company ends on December 31. Each of the Trust and the Company, as the case may be, will send to its shareholders a semi-annual report showing the investments held by each of the Funds and other information (including unaudited financial statements) pertaining to the Trust or the Company, as appropriate. An annual report, containing financial statements audited by independent accountants, is also sent to shareholders.

CALCULATION OF YIELD AND TOTAL RETURN

     The total return of each Fund shows what an investment in Institutional Shares of the Fund would have earned over a specific period of time.

     From time to time each of the Funds may advertise its yield, effective yield, tax-equivalent yield and "total return" with respect to the Institutional Shares. "Total return" refers to the amount an investment in Institutional Shares of a Fund would have earned, including any increase or decrease in net asset value, over a specified period of time and assumes reinvestment of all dividends and distributions.

     The total return of each Fund shows what an investment in the Fund would have earned over a specified period of time (such as one, five or ten years or the period of time since commencement of operations, if shorter) assuming the payment of the maximum sales loads (if any) when the investment was first made and reinvestment of all distributions and dividends by the Fund on their reinvestment dates during the period less all recurring fees.

     The yield of each Fund refers to the income generated by an investment in Institutional Shares of the Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the 30-day period is assumed to be earned and reinvested at a constant rate and compounded semi-annually. The annualized income is then shown as a percentage of the investment.

     The effective yield is calculated similarly but, when annualized, the income earned by an investment in Institutional Shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield", which will be calculated only for the Intermediate Tax-Exempt Fund, the Tax-Exempt Fund and the Tax-Exempt Money Fund, refers to the yield on a taxable investment necessary to produce an after-tax yield equal to a Fund's tax-free yield, and is calculated by increasing the yield shown for the Fund to the extent necessary to reflect the payment of specified tax rates. Thus, the tax-equivalent yield for a Fund will always exceed that Fund's yield.


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

     From time to time the Money Market Funds advertise "30-day average yield" and "monthly average yield." Such yields refer to the average daily income generated by an investment in such Fund over a 30-day or monthly period, as appropriate (which period will be stated in the advertisement).

     A Fund's performance figures for a class of shares represent past performance, will fluctuate and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of instrument and operating expenses.


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

INVESTMENT ADVISER
Harris Trust & Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

PORTFOLIO MANAGEMENT AGENT
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60603


ADMINISTRATORS
First Data Investor Services Group, Inc.
53 State Street
Boston, Massachusetts 02109

PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR
Funds Distributor, Inc.
One Exchange Place
Boston, Massachusetts 02109

CUSTODIAN
PNC Bank, N.A.
Broad and Chestnut Streets
Philadelphia, Pennsylvania 19101

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
PFPC Inc.
P.O. Box 8950
Wilmington, Delaware 19885

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
Philadelphia, Pennsylvania

LEGAL COUNSEL
Bell, Boyd & Lloyd
Chicago, Illinois




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